Exhibit 99.1

Airgain Investor Contact

Matt Glover

Gateway Group, Inc.

+1 (949) 574 3860

AIRG@gateway-grp.com

Airgain Reports Preliminary Fourth Quarter 2024 Financial Results

SAN DIEGO, CA. – January 27, 2025 – Airgain, Inc. (NASDAQ: AIRG), a leading provider of wireless connectivity solutions that creates and delivers embedded components, external antennas, and integrated systems across the globe, today reported select preliminary unaudited results for its fourth quarter ended December 31, 2024.

Preliminary Fourth Quarter 2024 Financial Results

Based on preliminary unaudited results, the company expects sales for the fourth quarter of 2024 to range between $14.6 million and $15.6 million, or $15.1 million at the midpoint. The company’s sales in the fourth quarter of 2024 were impacted by higher-than-expected channel excess inventories and two Internet of Things (IoT) project delays.

The company expects to report positive adjusted EBITDA (a non-GAAP metric) for the fourth quarter of 2024, driven by gross margin improvement and lower operating expenses.

As of December 31, 2024, the company estimates its cash and cash equivalents at $8.5 million, an increase from $7.3 million in the previous quarter and $7.9 million at the same time last year.

Complete financial results for the fourth quarter and full year 2024 are expected to be released after the market closes on Thursday, February 27, 2025. The conference call details will be issued closer to the event.

The preliminary fourth quarter 2024 financial results and cash position announced today are based on the company’s current expectations and may be adjusted as a result of, among other things, completion of financial closing procedures and an audit for the 2024 fiscal year.

Management Commentary

“Inventory challenges were more significant than anticipated, substantially impacting our fourth quarter sales,” said Airgain President and CEO Jacob Suen. “While we navigate these headwinds, we continue to execute our strategic initiatives and position Airgain for sustained long-term growth. We have successfully completed another carrier certification for our AirgainConnect Fleet platform. We also established a strategic partnership with Omantel, a leading telecommunications provider in Oman, to revolutionize the 5G landscape across the Middle East and North Africa with our Lighthouse solution. This marks our first multi-year, multi-million-dollar contract for Lighthouse. Looking ahead, we are excited about the potential of our product launches, which are expected to make a meaningful impact in the second half of 2025.”

About Airgain, Inc.

Airgain is a premier provider of wireless connectivity solutions, offering a range of embedded components, external antennas, and integrated systems worldwide. We streamline wireless connectivity across devices and markets, with a focus on solving complex connectivity challenges, expediting time to market, and optimizing wireless signals. Our mission is to connect the world through optimized, integrated wireless solutions. Our product portfolio focuses on three key markets: enterprise, consumer, and automotive. Airgain is headquartered in San Diego, California. For more information, visit airgain.com, or follow Airgain on LinkedIn and X.

Airgain and the Airgain logo are trademarks or registered trademarks of Airgain, Inc. All other trademarks are the property of their respective owner.

Forward-Looking Statements

Airgain cautions you that statements in this press release that are not a description of historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. These forward-looking statements include statements regarding expected fourth quarter 2024 financial results and cash position, timing of the announcement of complete financial results for the fourth quarter and full year 2024, the potential amount of revenue from the Omantel contract and the expected impact of product launches. The inclusion of forward-looking statements should not be regarded as a representation by Airgain that any of our plans will be achieved. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in our business, including, without limitation: adjustments to the preliminary financial results and cash position in connection with completion of financial closing procedures and an audit for the 2024 fiscal year; and the timing thereof; the potential for the strategic partnership with Omantel to not meet expectations; the market for our products is developing and may not develop as we expect; our operating results may fluctuate significantly, including based on seasonal factors, which makes future operating results difficult to predict and could cause our operating results to fall below expectations or guidance; supply constraints on our and our customers' ability to obtain necessary components in our respective supply chains may negatively affect our sales and operating results; risks associated with the performance of our products, including bundled solutions with third-party products; our products are subject to intense competition, and competitive pressures from existing and new companies may harm our business, sales, growth rates, and market share; risks associated with quality and timing in manufacturing our products and our reliance on third-party manufacturers; we may not be able to maintain strategic collaborations under which our bundled solutions are offered; overall global supply shortages and logistics delays within the supply chain that our products are used in, as well as adversely affecting the general U.S. and global economic conditions and financial markets, and, ultimately, our sales and operating results; any rise in interest rates and inflation may adversely impact our margins, the supply chain and our customers’ sales, which may negatively affect our sales and operating results; our future success depends on our ability to develop and successfully introduce new and enhanced products for the wireless market that meet the needs of our customers, including our ability to transition to provide a more diverse solutions capability; we sell to customers who are price conscious, and a few customers represent a significant portion of our sales, and if we lose any of these customers, our sales could decrease significantly; we rely on a limited number of contract manufacturers to produce and ship all of our products, and our contract manufacturers rely on a single or limited number of suppliers for some components of our products and channel partners to sell and support our products, and the failure to manage our relationships with these parties successfully or a failure of these parties to perform could adversely affect our ability to market and sell our products; if we cannot protect our intellectual property rights, our competitive position could be harmed or we could incur significant expenses to enforce our rights; and other risks described in our prior press releases and in our filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our Annual Report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this press release to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Note Regarding Use of Non-GAAP Financial Measures

This earnings release contains the non-GAAP financial measure adjusted earnings before interest, taxes, depreciation, amortization (Adjusted EBITDA). We believe this financial measure provides useful information to investors with which to analyze our operating trends and performance. In computing Adjusted EBITDA, we exclude stock-based compensation expense, which represents non-cash charges for the fair value of stock awards, interest income, net of interest expense offset by other expense, depreciation and amortization, workforce reduction severance and exit costs, and provision (benefit) for income taxes. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash operating expenses, we believe that providing non-GAAP financial measures that exclude non-cash expense allows for meaningful comparisons between our core business operating results and those of other companies, as well as providing us with an important tool for financial and operational decision-making and for evaluating our own core business operating results over different periods of time. Management considers these types of expenses and adjustments, to a great extent, to be unpredictable and dependent on a considerable number of factors that are outside of our control and are not necessarily reflective of operational performance during a period.

Our non-GAAP measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. Our Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating or net income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. We do not consider this non-GAAP measure to be a substitute for, or superior to, the information provided by GAAP financial results.

We have not included a statement regarding our expected net income or loss for the fourth quarter of 2024 because it is not known and we are unable to project certain items related to its calculation.